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                                                                  EXHIBIT 23.2

             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated January 25, 1999, in Amendment No. 1 to the Registration Statement (Form S-1, No. 333-74441) and related Prospectus of Xoom.com, Inc. for the registration of 4,600,000 shares of its common stock.

Palo Alto, California
March 25, 1999